Exhibit 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware                                  19809
(Address of principal executive offices)              (Zip Code)

                         James Vellanti, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
               (Exact name of obligor as specified in its charter)

New York                                                     14-0555980
(State or other jurisdiction of                              (I. R. S. Employer
incorporation or organization)                               Identification No.)

284 South Avenue
Poughkeepsie, New York                                       12601-4879
(Address of principal executive offices)                     (Zip Code)

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                                 DEBT SECURITIES

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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

      a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

      b)    Whether it is authorized to exercise corporate trust powers.

                  Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

Items 3-15  Not applicable because, to the best of Trustee's knowledge, the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

      1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

      2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

      3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

      4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

      7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

      8.    Not applicable.

      9.    Not applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 8th day of June, 2004.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION


                                        By:    /s/ Rouba F. Farah
                                               --------------------------------
                                        Name:  Rouba F. Farah
                                        Title: Vice President


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Exhibit 7

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                              As of March 31, 2004

                                    ($000's)

                                                                       3/31/2004
                                                                       ---------
Assets
      Cash and Due From Depository Institutions                        $384,222
      Fixed Assets                                                          532
      Intangible Assets                                                 113,634
      Other Assets                                                       28,853
                                                                       --------
            Total Assets                                               $527,241

Liabilities

      Other Liabilities                                                $ 16,579
                                                                       --------
      Total Liabilities                                                $ 16,579

Equity
      Common and Preferred Stock                                       $  1,000
      Surplus                                                           505,932
      Undivided Profits                                                   3,730
                                                                       --------
            Total Equity Capital                                       $510,662

Total Liabilities and Equity Capital                                   $527,241

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association


By:    /s/ Rouba F. Farah
       --------------------------------
Name:  Rouba F. Farah
Title: Vice President

Date: June 8, 2004


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